UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019 (November 19, 2019)

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (281) 293-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 19, 2019, ConocoPhillips (the “Company”) sent a notice to participants and beneficiaries in the ConocoPhillips Savings Plan, the Company Retirement Contribution Make-Up Plan, the Key Employee Deferred Compensation Plan of ConocoPhillips Title I, the Key Employee Deferred Compensation Plan of ConocoPhillips Title II, the Defined Contribution Make-Up Plan of ConocoPhillips Title I, and the Defined Contribution Make-Up Plan of ConocoPhillips Title II (collectively the foregoing plans shall be referred to herein as the “Plans”) that, effective January 2, 2020, the recordkeeper of the Plans is being changed. The notice advised that, as a result of this change in recordkeeper, there will be a blackout period that begins at 3:00 P.M. Central time on December 26, 2019 and ends during the week of January 12, 2020 (the “Blackout Period”). During the Blackout Period, participants and beneficiaries in the Plans will be unable to obtain a loan or receive a distribution (or withdrawal) from the Plans or direct or diversify investments in their individual accounts, including transactions in Company common stock in various funds available under the Plans.

During the blackout period, and for a period of two years after the end date thereof, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and end dates of the Blackout Period. This information is available by contacting Shannon Weinberg Kinney, the Company’s Deputy General Counsel and Chief Compliance Officer, at P.O. Box 4783, Houston, Texas 77084 or via telephone at (281) 293-1000.

In connection with the foregoing, on November 20, 2019, the Company sent a notice to its Executive Officers and Directors pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of the Securities and Exchange Commission Regulation BTR. A copy of the notice to Executive Officers and Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers dated November 20, 2019

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Kelly B. Rose
November 20, 2019	Kelly B. Rose Senior Vice President, Legal, General Counsel and Corporate Secretary